SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                  ___________________________________________


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                                 Date of Report
                       (Date of earliest event reported):

                                October 10, 1997

                    ________________________________________


                             THERMOTREX CORPORATION
             (Exact name of Registrant as specified in its charter)


       Delaware                1-10791                  52-1711436
       (State or other       (Commission             (I.R.S. Employer
       jurisdiction of        File Number)        Identification Number)
       incorporation or
       organization)


       10455 Pacific Center Court
       San Diego, California                             92121-4339
       (Address of principal executive offices)          (Zip Code)


                                 (619) 646-5300
                         (Registrant's telephone number
                              including area code)
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        Item 5.  Other Events
                 ------------

              On October 10, 1997, ThermoTrex Corporation (the "Company") issued a press release, attached hereto as Exhibit 99, to announce its estimated earnings for the quarter ended September 27, 1997.

        Item 7.  Financial Statements, Pro Forma Financial Information
                 -----------------------------------------------------
        and Exhibits
        ------------

                 (a) Financial Statements of Business Acquired: not
                     applicable.

                 (b) Pro Forma Financial Information: not applicable.

                 (c) Exhibits

                     99  Press Release of the Company, dated October 10,
                         1997



                                    SIGNATURES


             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 10th day of October, 1997.



                                             THERMOTREX CORPORATION


                                             By: /s/ Melissa F. Riordan
                                                ------------------------
                                                 Melissa F. Riordan
                                                 Treasurer



        AA972800034
PAGE
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        EXHIBIT 99
        ----------

                       THERMOTREX ANNOUNCES FOURTH QUARTER
                                EARNINGS ESTIMATE

             SAN DIEGO, Calif., October 10, 1997 -- ThermoTrex Corporation (ASE-TKN) announced today that it expects earnings for the quarter ended September 27, 1997, to be between $4.8 million and $5.3 million, or between $.25 and $.27 per share, compared with earnings of $25.2 million, or $1.32 per share, for the same quarter in 1996. Earnings for the quarter ended September 27, 1997, reflect a $5.9 million gain from the private placement of common stock by the company's Trex Communications Corporation subsidiary and a $1.4 million write-off of technology in development, incurred in connection with the company's acquisition of Computer Communications Specialists, Inc. on July
        18. Earnings for the quarter ended September 28, 1996, included a gain of $25.6 million from the initial public offering and concurrent rights offering by the Company's Trex Medical Corporation subsidiary.

             "We ended the fourth quarter of 1997 by completing a private placement in our newest subsidiary, Trex Communications, which provides a foothold in the fast-growing telecommunications field," said Gary Weinstein, chairman and chief executive officer of ThermoTrex. "We believe that the free-space laser communication system this business is developing can address the current need for increased bandwidth."

             Thermo Trex Corporation manufactures general-purpose and specialized X-ray equipment as well as minimally invasive breast-biopsy systems. In addition, the company offers personal-care products and laser-based hair-removal services. ThermoTrex also conducts advanced technology R&D and is currently developing a laser communication system, products for the medical imaging and avionics markets, and is pursuing industrial applications for its advanced materials technology. ThermoTrex is a public subsidiary of Thermo Electron Corporation. More information is available on the Internet at http://www.thermo.com /subsid/tkn.html.

             This press release contains forward-looking statements that involve a number of risks and uncertainties. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth under the caption "Forward-looking Statements" in Exhibit 13 to the company's annual report on Form 10-K for the year ended September 28, 1996. These include uncertainties in market demand and acceptance, government regulation and approvals, and intellectual property rights and litigation; the impact of healthcare reform programs and competitive products and pricing; and risks associated with technology and product development and commercialization, potential product liability, management of growth, and dependence on significant OEM relationships.